File Number: 333-114788
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933

                                                               December 1, 2017

                     Pioneer Solutions - Conservative Fund

                        Pioneer Solutions - Growth Fund

                           (each an "Acquired Fund")

                       Pioneer Solutions - Balanced Fund

                            (the "Acquiring Fund")

SUPPLEMENT TO THE DECEMBER 1, 2017 SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS IN EFFECT AND AS MAY BE AMENDED FROM TIME TO TIME

The Board of Trustees of Pioneer Solutions--Conservative Fund and Pioneer Solutions--Growth Fund has approved the reorganization of each fund with and into Pioneer Solutions--Balanced Fund (each a "Reorganization"). Each fund is managed by Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"). The Reorganizations, which do not require shareholder approval, are subject to the satisfaction of certain conditions, and are expected to be completed early in 2018.

Following is a brief description of certain aspects of the Reorganizations:

    . Each fund has the same investment objective of long-term capital growth and current income.

    . Each fund has similar investment policies and strategies. Like the Acquired Funds, the Acquiring Fund is a "fund of funds" that allocates its assets primarily among other mutual funds, including mutual funds managed by Amundi Pioneer and funds unaffiliated with Amundi Pioneer ("underlying funds"). Following completion of the Reorganizations, it is anticipated that the combined fund will invest to a greater extent in underlying funds managed by Amundi Pioneer. In addition, unlike the Acquired Funds, it is expected that, following completion of the Reorganizations, Amundi Pioneer will not seek to maintain a target annualized volatility level for the combined fund or use derivatives to seek incremental return or to seek to limit risk.

    . Following completion of the Reorganizations it is anticipated that the combined fund will have a balanced investment orientation and, accordingly: (i) relative to Pioneer Solutions - Conservative Fund, significantly less exposure to fixed income investments and their related risks and significantly more exposure to international and U.S. equity investments and their related risks; and (ii) relative to Pioneer Solutions - Growth Fund, significantly more exposure to fixed income investments and their related risks and significantly less exposure to international and U.S. equity investments and their related risks.

    . Each fund currently is managed by Amundi Pioneer. Following the completion of the Reorganizations, the combined fund will be managed by Amundi Pioneer. The funds' portfolio management team currently consists of John O'Toole, Paul Weber, and Salvatore Buono. Following the completion of the Reorganizations, the combined fund's management team will consist of Kenneth J. Taubes and Marco Pirondini.

    . The expense ratio of each class of shares of the combined fund is expected to be no higher than the expense ratio of the corresponding class of shares of each Acquired Fund.

    . The Reorganizations generally are not expected to result in income, gain or loss being recognized for federal income tax purposes by the funds or by the shareholders of the funds as a direct result of the Reorganizations.

Shareholders of an Acquired Fund who determine that they do not wish to become shareholders of the combined fund may (a) redeem their shares of their Acquired Fund prior to the closing date of the Reorganization or (b) exchange their shares of their Acquired Fund prior to the closing date for shares of another Pioneer fund by contacting Amundi Pioneer or their investment professional or financial intermediary. Any contingent deferred sales charge that applies to your Class A or Class C shares will be waived in connection with a redemption of your shares of an Acquired Fund prior to the closing date. Please note that a redemption or an exchange of shares of an Acquired Fund will be a taxable event and a shareholder may recognize a gain or loss for federal income tax purposes in connection with that transaction.

Prior to consummation of the Reorganizations, you will be sent an Information Statement containing important information about the Reorganizations, including the date on which the Reorganizations are expected to occur. Each fund's summary prospectus, prospectus and statement of additional information is available free upon request at https://us.pioneerinvestments.com or by calling 1-800-225-6292.

Investment Objectives and Strategies

Each fund has the same investment objective of long-term capital growth and current income.

In addition, each fund operates as a "fund of funds" by allocating its assets among underlying funds with exposure to the broad asset classes of equity, fixed income and short-term (money market) investments. These underlying funds include mutual funds managed by Amundi Pioneer and funds unaffiliated with Amundi Pioneer. There is no maximum or minimum exposure that the funds must have to any asset class. Each fund may also invest directly in securities and utilize derivatives. In managing each fund, Amundi Pioneer currently selects investments it believes will perform well over time while maintaining a target annualized volatility level that corresponds to the fund's relative risk profile.

Following completion of the Reorganizations, it is anticipated that the combined fund will invest to a greater extent in underlying funds managed by Amundi Pioneer. The combined fund is expected to invest in mutual funds unaffiliated with Amundi Pioneer and in ETFs, primarily when the desired economic exposure to a particular asset category or investment strategy is not available through a fund managed by Amundi Pioneer. It is also expected that Amundi Pioneer will not seek to maintain a target annualized volatility level for the combined fund or use derivatives to seek incremental return or to seek to limit risk.

Management Fee

Each fund's current annual management fee is equal to 0.13% of the fund's average daily net assets, up to $2.5 billion; 0.11% of the fund's average daily net assets, from over $2.5 billion up to $4 billion; 0.10% of the fund's average daily net assets, from over $4 billion up to $5.5 billion; and 0.08% of the fund's average daily net assets, over $5.5 billion.

Following completion of the Reorganizations, the combined fund will not pay a direct management fee. However, as is currently the case for each of the Acquired Funds and the Acquiring Fund, following completion of the Reorganizations, the combined fund will continue to bear a pro rata portion of the fees and expenses, including management fees, of each underlying fund in which the combined fund invests.

Total Expenses

The expense ratio of each class of shares of the combined fund (which does not include acquired fund fees and expenses) is expected to be no higher than the expense ratio of the corresponding class of shares of each Acquired Fund:

   The total annual fund operating expenses of Pioneer Solutions - Conservative Fund for the twelve-month period ended July 31, 2017 were: Class A: 0.87%; Class C: 1.61%; Class R: 1.89%; and Class Y: 0.81%. The net expense ratio for Class A shares is 0.70%, for Class C shares is 1.45%, for Class R shares is 0.90%, and for Class Y shares is 0.65%.*

   The total annual fund operating expenses of Pioneer Solutions - Growth Fund for the twelve month period ended July 31, 2017 were: Class A: 0.64%;
   Class C: 1.35%; Class R: 1.41%; and Class Y: 0.41%. The net expense ratio for Class R shares is 0.90%.**

   The pro forma total annual fund operating expenses of the combined fund, based on the twelve-month period ended July 31, 2017 are: Class A: 0.49%; Class C: 1.19%; Class R: 1.21%; and Class Y: 0.26%. The net expense ratio for Class R shares is 0.90%.***

* For Pioneer Solutions - Conservative Fund, Amundi Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses mean all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.70%, 1.45%, 0.90% and 0.65% of the average daily net assets attributable to Class A, Class C, Class R and Class Y shares, respectively. These expense limitations are in effect through December 1, 2019. There can be no assurance that the adviser will extend the expense limitations beyond such time.
** For Pioneer Solutions - Growth Fund, Amundi Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses mean all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.90% of the average daily net assets attributable to Class R shares. This expense limitation is in effect through December 1, 2019. There can be no assurance that the adviser will extend the expense limitations beyond such time.

*** For Pioneer Solutions - Balanced Fund, Amundi Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses mean all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.90% of the average daily net assets attributable to Class R shares. Amundi Pioneer has agreed to further limit the ordinary operating expenses of Class R shares of the combined fund following the completion of the reorganization to 0.78% of the average daily net assets attributable to Class R shares. These expense limitations are in effect through December 1, 2019. There can be no assurance that the adviser will extend the expense limitations beyond such time.

Fund Assets

It is anticipated that the combined fund will have assets of approximately $528.5 million. As of July 31, 2017, Pioneer Solutions - Conservative Fund had assets of approximately $57.3 million and Pioneer Solutions - Growth Fund had assets of approximately $306.7 million.

Portfolio Managers

Following completion of the Reorganizations, the day-to-day management of the combined fund will be the responsibility of Kenneth J. Taubes and Marco Pirondini.

Mr. Taubes is Chief Investment Officer, U.S. and Executive Vice President at Amundi Pioneer. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Amundi Pioneer as a Senior Vice President in September 1998 and has been an investment professional since 1982.

Mr. Pirondini is Executive Vice President and Head of Equities U.S. at Amundi Pioneer. From 2004 until 2010, Mr. Pirondini was Global Chief Investment Officer of Amundi Pioneer, overseeing equity, fixed income, balanced and quantitative portfolio management, and quantitative and fundamental research divisions. Mr. Pirondini joined a predecessor organization to Amundi Pioneer in 1991.

Currently, day-to-day management of Pioneer Solutions - Conservative Fund, Pioneer Solutions - Balanced Fund, and Pioneer Solutions - Growth Fund is the responsibility of John O'Toole, Paul Weber, and Salvatore Buono.

                                                                  30484-01-1217
                                      (C) 2017 Amundi Pioneer Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC